SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[X] Definitive Additional Materials
[   ] Soliciting Material under Rule 14a-12

Trust for Professional Managers
 (Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total Fee Paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed:

March 26, 2018

Dear Shareholder:

Please take a moment to read this letter about an important matter pertaining to your investment in the CrossingBridge Long/Short Credit Fund (the “Fund”).

Collins Capital Investments, LLC (“Collins Capital”) had served as the investment adviser to the Fund, a series of Trust for Professional Managers (the “Trust”), since its inception.  Effective February 1, 2018, Collins Capital entered into a purchase agreement (the “Purchase Agreement”) with CrossingBridge Advisors, LLC, a Delaware limited liability company (“CrossingBridge”).  The closing of the transaction contemplated by the Purchase Agreement (the “Transaction”) resulted in an assignment, as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”), of the investment advisory agreement between the Trust, on behalf of the Fund, and Collins Capital (the “Prior Investment Advisory Agreement”) and, as a result, its automatic termination.  The automatic termination of the Prior Investment Advisory Agreement in connection with the Transaction also resulted in the automatic termination of the investment sub-advisory agreement between Collins Capital and Pinebank Asset Management, LP (“Pinebank”), the Fund’s sub-adviser.  Also effective February 1, 2018, the Fund changed its name from the “Collins Long/Short Credit Fund” to the “CrossingBridge Long/Short Credit Fund”.  In anticipation of the Transaction, at an in-person meeting held on January 23, 2018, the Trust’s Board of Trustees, including a majority of the trustees who are not “interested persons” of the Fund, as defined under the 1940 Act (the “Independent Trustees”), approved an interim investment advisory agreement effective February 1, 2018 between the Trust, on behalf of the Fund, and CrossingBridge (the “Interim Investment Advisory Agreement”).  Under Rule 15a‑4 of the 1940 Act, the Interim Investment Advisory Agreement allows the Fund up to 150 days to obtain shareholder approval of a permanent investment advisory agreement between the Trust, on behalf of the Fund, and CrossingBridge.

The Transaction will not result in any significant changes for the shareholders of the Fund.  Importantly, Mr. Oren Cohen, previously Chief Investment Officer and Head Portfolio Manager of Pinebank and a portfolio manager of the Fund since its inception, will continue to serve as the Fund’s portfolio manager as an employee of CrossingBridge. As a shareholder of the Fund, you are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and CrossingBridge (the “New Investment Advisory Agreement”) to engage CrossingBridge as the Fund’s investment adviser on a permanent basis. The 1940 Act requires that a new investment advisory agreement be approved by both a majority of an investment company’s directors who are not “interested persons” and a “majority of the outstanding voting securities,” as such terms are defined under the 1940 Act.  The New Investment Advisory Agreement will become effective upon approval by Fund shareholders. This proposal is explained more fully in the accompanying proxy statement.

The proposal to approve a new investment advisory agreement with CrossingBridge has been carefully reviewed by the Trust’s Board of Trustees, including a majority of the Independent Trustees.  The Board of Trustees unanimously recommends that you vote FOR the proposal.  It is very important that we receive your vote before May 7, 2018.  Voting is quick and easy.  Everything you need is enclosed.  To cast your vote:

•	INTERNET: Visit the website indicated on your Proxy Card(s). Enter the control number on your Proxy Card(s) and follow the instructions.

•	PHONE: Please call the toll-free number listed on your Proxy Card(s). The control number on your Proxy Card(s) will be needed at the time of the call.

•	MAIL: Complete the Proxy Card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

We appreciate your participation and prompt response in this matter.  If you have any questions, please first call Broadridge Financial Solutions, Inc. at 1-800-690-6903.  Representatives are available to take your call Monday through Friday 9 a.m. to 10 p.m., Eastern time.

Sincerely,

___________________________________
David K. Sherman
Managing Member
CrossingBridge Advisors, LLC

CrossingBridge Long/Short Credit Fund
A series of Trust for Professional Managers

Important information to help you understand and vote on the proposal:

While we encourage you to thoroughly read the enclosed Proxy Statement, the following is a brief overview of the proposal you are being asked to consider.  This overview contains limited information and should be read in conjunction with the Proxy Statement.
Questions and Answers

Question:	What is this document and why did you send it to me?

Answer:
As of March 15, 2018, you were a shareholder of record of the CrossingBridge Long/Short Credit Fund (the “Fund”), a series of Trust for Professional Managers (the “Trust”).  We are sending this document to you for your use in deciding whether to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and CrossingBridge Advisors, LLC (“CrossingBridge” or the “Adviser”), to serve as the investment adviser for the Fund.  This document includes a Notice of Special Meeting of Shareholders (the “Special Meeting”), a Proxy Statement, and Proxy Card(s).

At an in-person meeting of the Trust’s Board of Trustees (the “Board”) held on January 23, 2018, the Board, including a majority of the trustees who are not “interested persons” of the Fund, as defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the Adviser as the new investment adviser to the Fund under a new Investment Advisory Agreement (the “New Investment Advisory Agreement”), subject to shareholder approval.

Question:	What am I being asked to vote on?

Answer:
You are being asked to vote to approve the New Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser.  Collins Capital Investments, LLC (“Collins Capital”) had served as the investment adviser to the Fund since its inception.  Effective February 1, 2018, Collins Capital entered into a purchase agreement (the “Purchase Agreement”) with CrossingBridge.  The closing of the transaction contemplated by the Purchase Agreement (the “Transaction”) resulted in an assignment, as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”), of the investment advisory agreement between the Trust, on behalf of the Fund, and Collins Capital (the “Prior Investment Advisory Agreement”) and, as a result, its automatic termination.  The automatic termination of the Prior Investment Advisory Agreement in connection with the Transaction also resulted in the automatic termination of the investment sub-advisory agreement between Collins Capital and Pinebank Asset Management, LP (“Pinebank”), the Fund’s sub-adviser.  Also effective February 1, 2018, the Fund changed its name from the “Collins Long/Short Credit Fund” to the “CrossingBridge Long/Short Credit Fund.”  In anticipation of the Transaction at an in-person meeting held on January 23, 2018, the Board, including a majority of the Independent Trustees, approved an interim investment advisory agreement effective February 1, 2018 between the Trust, on behalf of the Fund, and CrossingBridge (the “Interim Investment Advisory Agreement”).

Q&A
1

Under Rule 15a‑4 of the 1940 Act, the Interim Investment Advisory Agreement allows the Fund up to 150 days to obtain shareholder approval of a permanent investment advisory agreement between the Trust, on behalf of the Fund, and CrossingBridge.  The terms of the Interim Investment Advisory Agreement are substantially identical to the terms of the Prior Investment Advisory Agreement except for the commencement date and the termination date of the agreement.  Additionally, under the Interim Investment Advisory Agreement, management fees earned by the Adviser are held in an escrow account until Fund shareholders approve the New Investment Advisory Agreement between the Adviser and the Trust, on behalf the Fund.  The Board, including a majority of the Independent Trustees, approved the New Investment Advisory Agreement with the Adviser on behalf of the Fund, to replace the Interim Investment Advisory Agreement, at an in-person meeting held on January 23, 2018, subject to shareholder approval.

In connection with receiving approval to serve as the investment adviser to the Fund on a permanent basis, the Adviser has proposed lowering the annual management fee from 1.35% to 1.25% of the Fund’s average daily net assets, to be effective upon receiving shareholder approval of the New Investment Advisory Agreement.  Other than the effective dates and the reduced management fee, there are no other material differences between the Prior Investment Advisory Agreement and the proposed New Investment Advisory Agreement, other than their effective dates.  Mr. Oren Cohen, the Fund’s current portfolio manager, will continue to manage the Fund as an employee of CrossingBridge pursuant to the Fund’s existing investment strategies and guidelines.

Question:	What will happen if the Fund’s shareholders do not approve the New Investment Advisory Agreement?

Answer:
If the Fund’s shareholders do not approve the Adviser as the investment adviser for the Fund within 150 days after the effective date of the Interim Investment Advisory Agreement, the Board will have to consider other alternatives for the Fund, including, but not limited to, the consideration of other investment advisers and the liquidation of the Fund.

Question:	How will my approval of this proposal affect the management and operation of the Fund?

Answer:
The Fund’s investment strategies will not change as a result of the New Investment Advisory Agreement.  It is anticipated that there will be no change to the Fund’s portfolio manager as Mr. Oren Cohen, previously Chief Investment Officer and Head Portfolio Manager of Pinebank and a portfolio manager of the Fund since its inception, will continue to serve as the Fund’s portfolio manager as an employee of CrossingBridge.  The number and value of your shares in the Fund will not change.  The Adviser has proposed lowering the annual investment management fee for the Fund from 1.35% to 1.25% of the Fund’s average daily net assets, subject to shareholder approval.  You will continue to receive uninterrupted investment management and shareholder services.

Q&A
2

Question:	When and where will the Special Meeting be held?

Answer:	The Special Meeting will be held on May 7, 2018 at 10:00 a.m. Central time at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 10th Floor, Milwaukee, Wisconsin 53202.

Question:	How will my approval of this proposal affect the expenses of the Fund?

Answer:
The proposed approval of the New Investment Advisory Agreement will result in a 0.10% decrease in the annual investment management fee paid by the Fund.  In addition, the Adviser has proposed reducing the Fund’s operating expense limitation by 0.10% from 1.35% to 1.25% of the Fund’s average daily net assets, subject to shareholder approval of the New Investment Advisory Agreement.

Question:	What are the primary reasons for the selection of the Adviser as the investment adviser of the Fund?

Answer:
The Board weighed a number of factors in reaching its decision to approve the Adviser as the investment adviser for the Fund, including the history, reputation, qualifications and resources of the Adviser, and the fact that the Fund’s portfolio manager, Mr. Oren Cohen, will remain in place as an employee of CrossingBridge.  The Board also considered that, as a result of the proposal, the Fund’s annual investment management fee would decrease by 0.10% and that all costs incurred by the Fund as a result of this change in control would be borne by the Adviser, not the Fund’s shareholders.  In addition, the Adviser has contractually agreed to waive its management fee and/or reimburse expenses of the Fund to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed the Fund’s current operating expense limitation disclosed in the Fund’s prospectus dated June 28, 2017, as supplemented.  Subject to shareholder approval of the New Investment Advisory Agreement, the Adviser will enter into an operating expense limitation agreement to waive management fees and/or reimburse expenses of the Fund so that the Fund’s total annual operating expenses do not exceed 1.25% of the Fund’s average daily net assets, which represents a 0.10% decrease in the Fund’s current operating expense limitation, for at least two years following the effective date of the New Investment Advisory Agreement.  After two years, the Fund’s operating expenses may increase.  Other than the Annual Limit (as defined in the agreement), effective date and initial term of the agreement, this operating expense limitation agreement is substantially identical to the Fund’s amended and restated operating expense limitation agreement currently in place.  Other expected benefits to the shareholders of the Fund include providing continuity in the portfolio management of the Fund, maintaining current relationships with certain third-party vendors, and avoiding the costs of finding a new investment adviser.

Question:	Are there any material differences between the Prior Investment Advisory Agreement and the New Investment Advisory Agreement?

Answer:
There are no material differences between the Prior Investment Advisory Agreement and the New Investment Advisory Agreement other than the effective dates and reduced annual management fee payable to the Adviser, as discussed above.

Q&A
3

Question:	Has the Board approved the proposal and how does the Board recommend that I vote?

Answer:	Yes. The Board, including all of the Independent Trustees, has approved the proposal set forth herein and recommends that shareholders of the Fund also vote in favor of the proposal.

Question:	Who is Broadridge Financial Solutions, Inc.?

Answer:
Broadridge Financial Solutions, Inc. is a third party proxy vendor that the Fund has engaged to contact shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum must be reached.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Question:	Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with the Special Meeting?

Answer:
The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses will be paid by the Adviser.  Shareholders will incur no costs associated with either this proxy mailing or for other expenses and solicitation costs associated with the Special Meeting.

Question:	Who is eligible to vote?

Answer:
Shareholders of record of the Fund as of the close of business on March 15, 2018 (the “Record Date”) are entitled to be present and to vote at the Special Meeting or any adjournment thereof.  Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the proposal presented at the Special Meeting.  All classes of shares of the Fund will vote together as one class.

Question:	What vote is required?

Answer:
Approval of the proposal to approve the New Investment Advisory Agreement with the Adviser requires the affirmative vote of the holders of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Question:	How do I vote my shares?

Answer:
Although you may attend the Special Meeting and vote in person, you do not have to.  You can vote your shares by completing and signing the enclosed Proxy Card(s) and mailing the Proxy Card(s) in the enclosed postage-paid envelope.  You may also vote by touch-tone telephone by calling the toll-free number printed on your Proxy Card(s) and following the recorded instructions.

Q&A
4

In addition, you may vote through the Internet by visiting the website located on your Proxy Card(s) and following the on-line instructions.  If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call the Fund’s proxy information line at 1-800-690-6903.

If you simply sign and date the Proxy Card(s) but do not indicate a specific vote, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.  Abstentions will be treated as votes AGAINST the proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by: (1) filing a written notice of revocation; (2) timely voting a proxy bearing a later date; or (3) by attending the Special Meeting and voting in person.

Question:	Whom should I call for additional information about this Proxy Statement or the Fund?

Answer:
If you need assistance, or have any questions regarding the proposal or how to vote your shares, please call the Fund’s proxy information line at 1-800-690-6903.  Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Central time.

Question:	How is a quorum for the Special Meeting established?

Answer:
One-third of the Fund’s outstanding shares, present in person or represented by proxy, constitute a quorum for the Fund at the Special Meeting.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal.  If a quorum is not present for the Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received on behalf of the Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Fund.

Please complete, sign and return the enclosed Proxy Card(s) in the enclosed envelope.  You may vote your proxy by Internet or telephone in accordance with the instructions set forth on the enclosed Proxy Card(s).  No postage is required if mailed in the United States.

Q&A
5

YOUR VOTE IS VERY IMPORTANT.  PLEASE VOTE TODAY.
CrossingBridge Long/Short Credit Fund

A series of Trust for Professional Managers

c/o U.S. BANCORP FUND SERVICES, LLC
P.O. BOX 701
615 EAST MICHIGAN STREET, 2ND FLOOR
MILWAUKEE, WISCONSIN 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
 to be held May 7, 2018

The Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Special Meeting”) of the shareholders of the CrossingBridge Long/Short Credit Fund (the “Fund”), a series of the Trust, to be held at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 10th Floor, Milwaukee, Wisconsin 53202, on May 7, 2018, at 10:00 a.m. Central time for the purpose of considering the following:

(1)	Approval of an investment advisory agreement between CrossingBridge Advisors, LLC (the “Adviser”) and the Trust, on behalf of the Fund; and

(2)	Such other business as may properly come before the Special Meeting, or any adjournments or postponements thereof.

The Board, including a majority of the trustees who are not “interested persons” of the Fund, as defined under the Investment Company Act of 1940, as amended, has unanimously approved the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund.  However, shareholder approval is required to proceed.  The Board believes that the proposal is in the best interests of Fund shareholders and recommends that you vote in favor of the proposal.

Shareholders of record at the close of business on March 15, 2018 are entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) thereof.

By Order of the Board of Trustees

Adam W. Smith, Esq., Secretary
Trust for Professional Managers
March 26, 2018

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S) WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING.  IF YOU ATTEND THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

CrossingBridge Long/Short Credit Fund

A Series of Trust For Professional Managers

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-800-443-2862

TO BE HELD ON May 7, 2018

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”) and its series, the CrossingBridge Long/Short Credit Fund (the “Fund”), and at any adjournments thereof (the “Special Meeting”), to be held on May 7, 2018 at 10:00 a.m. Central time at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 10th Floor, Milwaukee, Wisconsin 53202.

Shareholders of record at the close of business on the record date, established as March 15, 2018 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.  This proxy statement is expected to be mailed to shareholders on or about March 28, 2018.  The Special Meeting is being held to vote on the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL:	To approve an investment advisory agreement between CrossingBridge Advisors, LLC and the Trust, on behalf of the Fund.

Shareholders of the Fund are being asked to approve the Investment Advisory Agreement (the “New Investment Advisory Agreement”) between CrossingBridge Advisors, LLC (the “Adviser”) and the Trust, on behalf of the Fund.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 7, 2018:

The Notice of Special Meeting, Proxy Statement and Proxy Card(s) are available at www.proxyvote.com.  To obtain directions to attend the Special Meeting, please call 1-800-690-6903.  For a free copy of the Fund’s latest annual and/or semi-annual report, call 888-898-2780 or visit the Fund’s website at www.crossingbridgefunds.com or write to the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Proxy Statement

Background

Collins Capital Investments, LLC (“Collins Capital”) had served as the investment adviser to the Fund since its inception. Effective February 1, 2018, Collins Capital entered into a purchase agreement (the “Purchase Agreement”), with the Adviser.  The closing of the transaction contemplated by the Purchase Agreement (the “Transaction”) resulted in an assignment, as that term is defined under the  Investment Company Act of 1940, as amended (the “1940 Act”), of the investment advisory agreement between the Trust, on behalf of the Fund, and Collins Capital dated as of April 24, 2012 as amended (the “Prior Investment Advisory Agreement”) and, as a result, its automatic termination. The automatic termination of the Prior Investment Advisory Agreement in connection with the Transaction also resulted in the automatic termination of the investment sub-advisory agreement between Collins Capital and Pinebank Asset Management, LP (“Pinebank”), the Fund’s sub‑adviser, dated as of February 2, 2015.  Also effective February 1, 2018, the Fund changed its name from the “Collins Long/Short Credit Fund” to the “CrossingBridge Long/Short Credit Fund.”  In anticipation of the Transaction, at an in-person meeting held on January 23, 2018, the Board, including a majority of the trustees who are not “interested persons” of the Fund, as defined under the 1940 Act (the “Independent Trustees”), unanimously approved an interim investment advisory agreement effective February 1, 2018 between the Trust, on behalf of the Fund, and the Adviser (the “Interim Investment Advisory Agreement”).  Under Rule 15a‑4 of the 1940 Act, the Interim Investment Advisory Agreement allows the Fund up to 150 days to obtain shareholder approval of a permanent investment advisory agreement between the Trust, on behalf of the Fund, and CrossingBridge.

The terms of the Interim Investment Advisory Agreement are substantially identical to the terms of the Prior Investment Advisory Agreement except for the commencement date and the termination date of the agreement.  Additionally, under the Interim Investment Advisory Agreement, management fees earned by the Adviser will be held in an escrow account until Fund shareholders approve the New Investment Advisory Agreement between the Trust, on behalf the Fund, and the Adviser.  Fees that are held in the escrow account, including interest earned, will be paid to the Adviser if the Fund’s shareholders approve the New Investment Advisory Agreement within 150 days of the effective date of the Interim Investment Advisory Agreement.  If shareholders of the Fund do not approve the New Investment Advisory Agreement within 150 days of the effective date of the Interim Investment Advisory Agreement, then the Adviser will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing services under the Interim Investment Advisory Agreement, plus interest earned on the amount while in escrow; or (2) the total amount in the escrow account, plus interest.

The proposed New Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser is substantially identical to the Prior Investment Advisory Agreement, except for its effective date and the reduced management fee proposed by the Adviser.  A copy of the New Investment Advisory Agreement is attached to this Proxy Statement as Exhibit A.

At an in-person meeting of the Board held on January 23, 2018, the Board, including a majority of the Independent Trustees, voted unanimously to approve the proposed New Investment Advisory Agreement.  The Board also voted unanimously to recommend that shareholders approve the New Investment Advisory Agreement.  Accordingly, the Fund is seeking shareholder approval to engage the Adviser as its investment adviser on a permanent basis.  If the Fund’s shareholders do not approve the Adviser as the investment adviser for the Fund within 150 days after the effective date of the Interim Investment Advisory Agreement, the Board will have to consider other alternatives for the Fund.

Proxy Statement

Legal Requirements in Approving the Interim and New Investment Advisory Agreement

To avoid disruption of the Fund’s investment management and after considering the potential benefits to shareholders of approving the Adviser as the Fund’s investment adviser, as discussed more fully below, the Board, including a majority of the Independent Trustees, unanimously approved the Interim Investment Advisory Agreement effective February 1, 2018.  In doing so, the Board determined that it was prudent to act pursuant to the requirements of Rule 15a‑4 under the 1940 Act.  Under Rule 15a-4, an investment adviser can serve pursuant to an interim investment advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement.

The Interim Investment Advisory Agreement will terminate upon the sooner to occur of (1) 150 days after the effective date of the Interim Investment Advisory Agreement, or (2) the approval by the Fund’s shareholders of the proposed New Investment Advisory Agreement.  Under the Interim Investment Advisory Agreement, the management fees earned by the Adviser during this interim period will be held in an interest-bearing escrow account at U.S. Bank, N.A.  Fees that are held in the escrow account, including interest earned, will be paid to the Adviser if the Fund’s shareholders approve the New Investment Advisory Agreement within 150 days of the effective date of the Interim Investment Advisory Agreement.  If shareholders of the Fund do not approve the New Investment Advisory Agreement within 150 days of the effective date of the Interim Investment Advisory Agreement, then the Adviser will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing services under the Interim Investment Advisory Agreement, plus interest earned on the amount while in escrow; or (2) the total amount in the escrow account, plus interest.

The form of the New Investment Advisory Agreement is attached hereto as Exhibit A.  The terms of the New Investment Advisory Agreement are materially identical to the terms of the Prior Investment Advisory Agreement with respect to services to be provided by the Adviser.  The Prior Investment Advisory Agreement was last submitted to the shareholders of the Fund for approval on February 27, 2015, and was effective as of the inception date of the Fund.

The New Investment Advisory Agreement proposes a 0.10% reduction in the annual management fee compared to the Prior Investment Advisory Agreement.  There are no material differences between the two agreements, other than the effective date of the agreement.  The material terms of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement are described below in the section titled “Summary of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement.”

The New Investment Advisory Agreement will take effect with respect to the Fund upon shareholder approval.  If the Fund’s shareholders do not approve the New Investment Advisory Agreement at the Special Meeting, or at an adjournment of the Special Meeting, the Board will have to consider other alternatives and will make such arrangements for the Fund’s investments as it deems appropriate and in the best interests of the Fund, including, but not limited to, the liquidation of the Fund.

Other Legal Requirements under the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor that, when a transaction occurs, such as the proposed change in control of the Adviser, the investment adviser or any of its affiliated persons are permitted to receive any amount or benefit in connection with the change in control as long as two conditions are satisfied.

Proxy Statement

The first condition specifies that no “unfair burden” may be imposed on the Fund managed by the investment adviser as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings.  As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which the Transaction occurs whereby the investment adviser (or its predecessor or successor investment adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Trust is not aware of any arrangement relating to the Transaction that might result in the imposition of an “unfair burden” on the Fund as a result of the Transaction.  In addition, to avoid an “unfair burden” on the Fund, the Adviser has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to the extent necessary to ensure that the Fund’s total annual operating expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 fees, shareholder servicing plan fees, taxes, leverage expense (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), dividend and interest expense on securities sold short, acquired fund fees and expenses, brokerage and other transaction expenses, expenses incurred in connection with any merger or reorganization, proxy expenses and extraordinary expenses) do not exceed 1.25% of the Fund’s average daily net assets, which represents a 0.10% reduction from the Fund’s current expense limitation disclosed in the Fund’s prospectus dated June 28, 2017, as supplemented, (the “Expense Cap”) for a period of at least two years.  The agreement by the Adviser to waive management fees and/or reimburse expenses of the Fund will continue for least two years following the date of the Transaction under a new operating expense limitation agreement between the Adviser and the Trust, on behalf of the Fund.  After two years, the Fund’s operating expenses may increase.  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment, which includes fees waived or expenses paid for the benefit of the Fund prior to the Transaction.  Other than the Annual Limit (as defined in the agreement), effective date and initial term of the agreement, this operating expense limitation agreement is substantially identical to the amended and restated operating expense limitation agreement dated as of June 28, 2017 and currently in place between the Trust, on behalf of the Fund, and the Adviser.

The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the Trust’s board of trustees must be composed of Independent Trustees (i.e. not “interested persons” as that term is defined under the 1940 Act, of either the Adviser or Collins Capital).  The Board currently meets this 75% requirement and is expected to meet this requirement for the required three-year period.

Based on the foregoing, the Board determined that there was no “unfair burden” imposed as a result of the Transaction, and the Trust will ensure that the two conditions set forth in Section 15(f) will continue to be satisfied for the required time period.

Compensation Paid to Collins Capital Investments, LLC and CrossingBridge Advisors, LLC

Under the Prior Investment Advisory Agreement, Collins Capital was entitled to receive a monthly management fee computed at an annual rate of 1.35% of the Fund’s average daily net assets in return for the services provided by Collins Capital as the prior investment adviser to the Fund (subject to applicable operating expense limitations).  Under the Interim Investment Advisory Agreement, the Adviser is entitled to receive a monthly management fee computed at an annual rate of 1.35% of the Fund’s average daily net assets in return for the services to be provided by the Adviser as the interim investment adviser to the Fund (subject to applicable operating expense limitations).  The Adviser has proposed a 0.10% reduction in the annual management fee payable under the New Investment Advisory Agreement, so that the Adviser will be entitled to receive a monthly management fee computed at an annual rate of 1.25% of the Fund’s average daily net assets.  For the fiscal periods indicated below, the Fund paid the following investment management fees:

Proxy Statement

Management Fee Payable to Collins Capital
Fiscal Period	Management Fee	(Waiver)	Management Fee after Waiver
March 1, 2017 through January 31, 2018	$1,337,510	($293,509)	$1,044,001

Management Fee Payable to CrossingBridge
Fiscal Period	Management Fee	(Waiver)	Management Fee after Waiver
February 1, 2018 through February 28, 2018	$111,619	($31,808)	$79,811

If the proposed management fee of 1.25% was in effect during the fiscal year ended February 28, 2018, the Adviser would have received $1,341,786 in accrued management fees.  The aggregate management fee for the fiscal year ended February 28, 2018, if the proposed management fee would have been in effect, would have been a 0.10% decrease versus the current management fee.

In connection with each of the Prior Investment Advisory Agreement and the Interim Investment Advisory Agreement, Collins Capital and the Adviser, respectively, contractually agreed to an operating expense limitation that limited total annual operating expenses to 1.35% of the Fund’s average daily net assets.  Additionally, in the event that the Fund’s operating expenses, as accrued each month, exceeded the Fund’s annual operating expense limitation, each of Collins Capital and the Adviser agreed to pay to the Fund, on a monthly basis, the excess expenses within 30 days of notification that such payment was due.  These operating expense limitations will continue under a new operating expense limitation agreement between the Adviser and the Trust, on behalf of the Fund, for at least two years from the effective date of the New Investment Advisory Agreement.  Other than the Annual Limit (as defined in the agreement), the effective date and the initial term of the agreement, this operating expense limitation agreement is substantially identical to the amended and restated operating expense limitation agreement, dated as of June 28, 2017 and currently in place between the Trust, on behalf of the Fund, and the Adviser.  After two years, the Fund’s operating expenses may increase.

Information about CrossingBridge Advisors, LLC

The Adviser is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser’s principal office is located at 427 Bedford Road, Suite 230, Pleasantville, NY 10570.  As of the date of this Proxy Statement, the Adviser had approximately $510 million of assets under management and the Adviser and affiliates of the Adviser in the aggregate had approximately $2.1 billion of assets under management.

The following table sets forth the name, position and principal occupation of each current member and principal officer of the Adviser, each of whom is located at the Adviser’s principal office location.

Proxy Statement

Name	Position/Principal Occupation
David K. Sherman	Manager
Jonathan S. Barkoe	Chief Compliance Officer and Chief Financial Officer

The following table sets forth the name of each person who owns of record, or beneficially, 10% or more of the outstanding voting securities of the Adviser.

Name	% of Voting Securities Held
Cohanzick Management, LLC	100%

The Adviser is a wholly-owned subsidiary of Cohanzick Management, LLC (“Cohanzick”), and David K. Sherman is the sole managing member of Cohanzick.

Summary of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement

A copy of the New Investment Advisory Agreement is attached hereto as Exhibit A.  The following description is only a summary.  However, all material terms of the New Investment Advisory Agreement have been included in this summary.  You should refer to Exhibit A for the New Investment Advisory Agreement.  The investment advisory services to be provided by the Adviser under the New Investment Advisory Agreement are identical to the services previously provided by Collins Capital under the Prior Investment Advisory Agreement.  For the purposes of the sections immediately below, Collins Capital and the Adviser are referred to as the Adviser.

Advisory Services.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement state that, subject to the supervision and direction of the Board, the Adviser will provide for the overall management of the Fund by taking on certain responsibilities, including the responsibility to: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities and other permitted investments for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended, for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Adviser with respect to the services performed on behalf of the Fund, except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets that the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Board such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board.

Brokerage.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that, to the extent not delegated to a sub-adviser in the case of the Prior Investment Advisory Agreement, the Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board.  The Adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable price.  In selecting a broker-dealer to execute each particular transaction, the Adviser may take such factors as it deems relevant into consideration including, without limitation: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Proxy Statement

Payment of Expenses.  Under both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement, the Adviser is responsible for providing the personnel, office space and equipment reasonably necessary for the Adviser to perform its services, the expenses of printing and distributing copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials to prospective investors (but not to existing shareholders), to the extent such expenses are not covered by any applicable shareholder servicing fee plan or plan adopted pursuant to Rule 12b-1 under the 1940 Act, the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Adviser, and any costs of liquidating or reorganizing the Fund.  The New Investment Advisory Agreement also specifically provides that the Adviser may be responsible for paying certain fees for sub-TA services or distribution services to financial intermediaries.

The Fund is responsible for and has assumed the obligation for payment of all of its own expenses, except for those specifically assigned to the Adviser under the investment advisory agreement, including, but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board that are properly payable by the Fund; a pro rata portion of the salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Trust; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Management Fees.  The New Investment Advisory Agreement proposes a 0.10% reduction in the annual management fee rate of 1.25% of the Fund’s average daily net assets, compared to the annual management fee rate payable under the Prior Investment Advisory Agreement of 1.35% of the Fund’s average daily net assets.

Duration and Termination.  The Prior Investment Advisory Agreement provided that the agreement would become effective at the time the Fund commenced operations.  The New Investment Advisory Agreement provides that the agreement will become effective at the time the Fund receives an affirmative vote of a majority of the outstanding voting securities of the Fund.  Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement provide that the agreements will continue in effect for an initial period of two years, unless sooner terminated, and that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the (i) Board or by the vote of a majority of the outstanding securities of the Fund and (ii) the vote of a majority of the Independent Trustees.  Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement may be terminated at any time, on 60 days’ prior written notice, by the Fund (by vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund) without the payment of a penalty, or by the Adviser at any time, without the payment of a penalty, upon 60 days’ prior written notice.

Proxy Statement

Limitation on Liability and Indemnification.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties imposed on the Adviser by the agreement, the Adviser will not be subject to liability to the Trust or the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Board Recommendation of Approval

In reaching its decision to recommend the approval of the New Investment Advisory Agreement, the Board, including each of the Independent Trustees, met in person at a meeting held on January 23, 2018, during which the Board reviewed materials related to the Adviser.  The Board also reviewed materials related to the Fund’s expense structure provided separately at a meeting held February 22, 2018.  In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund.  The Board also considered other matters, including, but not limited to the following: (1) the quality of services provided that would be to the Fund by the Adviser; (2) the performance of the Fund; (3) the fact that there are no material differences between the terms of the New Investment Advisory Agreement and the terms of the Prior Investment Advisory Agreement; (4) the fact that the Adviser is retaining the Fund’s current portfolio manager to continue managing the Fund; (5) the fact that the fee structure under the New Investment Advisory Agreement includes a 0.10% reduction in the annual management fee compared to the fee structure under the Prior Investment Advisory Agreement and the Adviser has included a 0.10% reduction in the Annual Limit (as defined in the new expense limitation agreement) compared to the fee structure under the Fund’s current expense limitation agreement; and (6) other factors deemed relevant.

The Board also evaluated the New Investment Advisory Agreement in light of information they had requested and received from the Adviser prior to the January 23, 2018 meeting.  Below is a summary of the material factors considered by the Board in its deliberations as to whether to approve the New Investment Advisory Agreement and the Board’s conclusions.  In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

Nature, Extent and Quality of Services To Be Provided to the Fund.  The Trustees considered the nature, extent and quality of services that would be provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Oren Cohen, who has served as a portfolio manager of the Fund since its inception and will continue to do so as an employee of the Adviser, as well as other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program, and discussed the Adviser’s marketing activities and its commitment to the Fund.  The Trustees also considered information presented and/or provided by the Adviser at the January 23, 2018 meeting.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices and overall capability of the Adviser.  The Trustees also noted that at a special in-person meeting of the Board held on November 3, 2017, they, in consultation with their independent counsel, reviewed the Adviser’s policies and procedures and compliance program required by Rule 206(4)-7(a) promulgated under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  The Trust’s chief compliance officer reported the Adviser’s written compliance program was reasonably designed to prevent violations of federal securities laws.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

Proxy Statement

Investment Performance of the Adviser and the Fund.  The Trustees discussed the performance of the Institutional Class shares of the Fund for the year-to-date, one-year and since inception periods ended December 31, 2017.  In assessing the quality of the portfolio management services delivered by Oren Cohen, who has served as portfolio manager of the Fund since its inception and will continue to do so as an employee of the Adviser, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to its benchmark index (the Bloomberg Barclays U.S. Aggregate Total Return Bond Index).

After considering all of the information, the Trustees concluded that the performance obtained for the Fund under Mr. Cohen’s portfolio management was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s management.

Costs of Service and Profits To Be Realized by the Adviser.  The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of the Fund relative to a peer group as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end long-short credit funds) (the “Morningstar Peer Group”).

The Trustees also considered the overall profitability of the Adviser and reviewed relevant financial information of the Adviser.  The Trustees also examined the level of profits to be realized by the Adviser from the fees payable under the New Investment Advisory Agreement, as well as the Fund’s brokerage practices.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the January 23, 2018 meeting at which the New Investment Advisory Agreement was formally considered.

The Trustees noted that the Fund’s proposed contractual management fee of 1.25% fell above the Morningstar Peer Group average of 0.98%.  The Trustees noted the Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.35%, which includes a 0.10% shareholder servicing plan fee, for Institutional Class shares was slightly above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.22%.

The Trustees noted the fee structure under the New Investment Advisory Agreement proposes a 0.10% reduction in the annual management fee compared to the fee structure under the Prior Investment Advisory Agreement.  The Trustees further noted the Adviser had agreed to waive management fees and/or reimburse expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.25% of the Fund’s average annual net assets for at least two years after the effective date of the New Investment Advisory Agreement under a new operating expense limitation agreement between the Adviser and the Trust, on behalf of the Fund.

Proxy Statement

The Trustees concluded that the Fund’s expenses and the management fees to be paid to the Adviser under the New Investment Advisory Agreement were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit to be realized from sponsoring the Fund was not excessive and that the Adviser maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

Extent of Economies of Scale as the Fund Grows.  The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded the proposed fee structure under the New Investment Advisory Agreement was reasonable and reflects a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset levels.

Benefits Derived from the Relationship with the Fund.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or growth in separate account management services appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

Conclusions.  No single factor was determinative in the Board’s decision to approve the New Investment Advisory Agreement for the Fund, but rather the Board based its determination on the total mix of information available to the Trustees.  Based on a consideration of all the factors in their totality, the Board determined that the New Investment Advisory Agreement with the Adviser, including the management fees to be paid thereunder, was fair and reasonable.  The Board, including a majority of the Independent Trustees, therefore determined that the approval of the New Investment Advisory Agreement would be in the best interest of the Fund and its shareholders.

Vote Required

Approval of the proposal to approve the New Investment Advisory Agreement in order to engage the Adviser as the investment adviser for the Fund requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the New Investment Advisory Agreement.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

Proxy Statement

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Fund, in care of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of the Adviser or its Affiliates

Since the beginning of the most recently completed fiscal year, no Trustee has made any purchases or sales of securities of the Adviser or any of its affiliated companies.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting.  As of the Record Date, the Fund had 117,176.053 Class A shares and 10,777,499.995 Institutional Class shares outstanding.

Management Ownership.  As of the Record Date, no officer or trustee of the Fund as a group owned of record or beneficially any of the Fund’s outstanding shares.  Furthermore, neither the Trustees nor members of its immediate family own securities beneficially or of record in the Adviser, or any of its affiliates.  Accordingly, neither the Trustees nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, or any of its affiliates.  In addition, during the most recently completed calendar year, neither the Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeded $120,000 and to which the Adviser, or any of its affiliates was a party.

Control Persons and Principal Shareholders.  A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  As of the Record Date, no person was a control person of the Fund, and all Trustees and officers of the Trust as a group owned beneficially (as defined in Section 13(d) of the Securities Exchange Act of 1934) less than 1% of the shares of the Fund.  As of the Record Date, the shareholders indicated below were known by the Fund to be a principal shareholder of the Fund:

Proxy Statement

Principal Shareholders of the Fund – Institutional Class
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Band & Co. P.O. Box 1787 Milwaukee, WI 53201-1787	67.81%	Record & Beneficial	N/A	N/A
NFS LLC FBO Various Client Accounts 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	18.26%	Record	N/A	N/A
Reliance Trust Company FBO Argent C/C P.O. Box 48529 Atlanta, GA 30362-1529	7.27%	Record	N/A	N/A

Principal Shareholders of the Fund – Class A
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Pershing LLC 1 Pershing Plaza 14th Floor Jersey City, NJ 07399-0002	64.06%	Record	Pershing Group LLC	DE
NFS LLC FBO Various Client Accounts 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	35.46%	Record	Fidelity Global Brokerage Group, Inc.	DE

Portfolio Transactions

The Fund does not allocate portfolio brokerage on the basis of the sales of Fund shares.  Brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions, but only pursuant to the Fund’s “Policy with Respect to Allocation of Brokerage to Compensate for Distribution of Fund Shares,” a description of which is included in the Fund’s Statement of Additional Information dated June 28, 2017, as supplemented.  The Fund does not execute portfolio transactions through affiliated brokers.

Solicitation of Proxies and Voting

This solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and Proxy Card(s), on or about March 28, 2018.  Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or personal interview by representatives of the Fund.  The Adviser has entered into a contract with Broadridge Financial Solutions, Inc. (“Broadridge”) pursuant to which Broadridge will provide certain project management, internet and telephone voting services in addition to the mailing of the proxy statement.  The estimated fee to be paid to Broadridge by the Adviser is $8,900 in the aggregate.  In addition, Broadridge may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Fund.  The Fund may also arrange to have votes recorded by telephone.

Proxy Statement

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to Adam W. Smith, Secretary, Trust for Professional Managers, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701; (2) attendance at the Special Meeting and voting in person; or (3) by proper execution and return of a new Proxy Card(s) (if received in time to be voted).  Mere attendance at the Special Meeting will not revoke voting instructions.

If the Fund records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” accounts for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, these shares will be considered “broker non-votes.”  Broker non-votes will be counted as present for purposes of determining quorum, but will not count towards the number of votes in favor of the approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against this proposal.

All proxies solicited by the Board that are properly executed and received by the Fund’s Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR the Proposal.  All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, but abstentions will not count toward the number of votes in favor of approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against the proposal.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum for the Fund is one-third of outstanding shares entitled to vote in person or by proxy at the Special Meeting with respect to the Fund.  If a quorum is not present at the Special Meeting with respect to the Fund, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present at the Special Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the Proposal, unless directed to vote AGAINST the proposed adjournment.

Shareholders of record of the Fund at the close of business on March 15, 2018 will be entitled to vote at the Special Meeting.  Other than any principal shareholders disclosed above, to the knowledge of the Fund, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund as of March 15, 2018.  Each whole share of the Fund you hold as of the close of business on the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Proxy Statement

The Fund expects that the solicitation will be primarily by mail, but also may include telephone, facsimile or oral solicitations.  If the Fund does not receive your proxy by a certain time, you may receive a telephone call from Broadridge, Trust officers, employees or agents asking you to vote.  The Fund does not reimburse officers of the Trust, or regular employees and agents involved in the solicitation of proxies.

   The expenses in connection with preparing this Proxy Statement and its enclosures and all related legal expenses and all solicitations will be paid by the Adviser.  The estimated cost of the solicitation is $29,000.

Service Providers

The Fund’s interim investment adviser is CrossingBridge Advisors, LLC, located at 427 Bedford Road, Suite 230, Pleasantville, New York 10570.  The Fund’s administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.  U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Fund’s Custodian.  Quasar Distributors, LLC, located at 777 East Wisconsin Avenue, 6th Floor, Milwaukee, WI 53202, serves as distributor and principal underwriter to the Fund.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive a separate Proxy Card.  If you would like to receive a separate copy of the Proxy Statement, future proxy statements or other related materials please call 1-800-690-6903 or write to the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

Proxy Statement

EXHIBIT A

TRUST FOR PROFESSIONAL MANAGERS

INVESTMENT ADVISORY AGREEMENT

with

CROSSINGBRIDGE ADVISORS, LLC

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made as of the ___ day of _________, 2018, by and between Trust for Professional Managers, a Delaware statutory trust (hereinafter called the “Trust”), on behalf of the series of the Trust as indicated on Schedule A attached hereto, as may be amended from time to time (the “Fund”), and CrossingBridge Advisors, LLC (hereinafter called the “Adviser”), a Delaware limited liability company.

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISER. The Trust hereby appoints the Adviser, and the Adviser hereby accepts such appointment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees”).

2. DUTIES OF ADVISER.

(a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation: the Trust’s Declaration of Trust and By-Laws, each as amended from time to time; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time and provide in writing to the Adviser (collectively, the “Investment Policies”).  In providing such services, the Adviser shall at all times adhere, in all material respects, to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law.  Subject to the requirements of the Investment Company Act, the Adviser is authorized to delegate its duties hereunder, at the Adviser’s own expense, to a sub-adviser, which is a registered investment adviser under the Advisers Act, pursuant to a written agreement under which the sub-adviser shall furnish the services specified therein to the Adviser or the Fund.  The Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any agreement with a sub-adviser (the “Sub-Adviser”).

Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board of Trustees; (iii) make recommendations with respect to the hiring, termination and replacement of the Sub-Adviser; (iv) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the Fund, and take other actions on behalf of the Fund; (v) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets that the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vii) render to the Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board of Trustees may reasonably request, including at least one in-person appearance annually before the Board of Trustees. It is understood and agreed that the Adviser shall have no obligation to initiate or pursue litigation on behalf of the Fund.

(b) BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees. The Adviser’s primary consideration in effecting a securities transaction will be best execution. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Exchange Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3. REPRESENTATIONS OF THE ADVISER.

(a) The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Adviser shall conduct its operations at all times in material conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Adviser.

6. EXPENSES.

(a) With respect to the operation of the Fund, the Adviser shall be responsible for (i) the Fund’s organizational expenses, (ii) providing the personnel, office space and equipment reasonably necessary for the Adviser’s services to the Fund, (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by, or exceed the fees payable under, any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act, (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser, and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). Pursuant to Subparagraph 6(e) below, the Adviser may be responsible for paying certain fees to financial intermediaries. If the Adviser has agreed, whether voluntarily or pursuant to an agreement, to limit the operating expenses of the Fund, the Adviser shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b) The Fund is responsible for and shall assume the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund, including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; a portion of the salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Trust; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Adviser may voluntarily or contractually absorb certain Fund expenses or waive the Adviser’s own management fee.

(d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing the services.

(e) Other than any Rule 12b-1 distribution or shareholder serving fees payable under a plan or plans approved by the Board of Trustees, the Adviser may not cause the Fund to pay fees to financial intermediaries, including, without limitation, banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing (collectively, “sub-TA services”) or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Board of Trustees.  Where such arrangements are authorized by the Board of Trustees, the Adviser shall report regularly to the Trust on the amounts paid and the relevant financial institutions. Any fees for sub-TA services or distribution services provided to the Fund payable to financial intermediaries that are above any limits set by the Board of Trustees should be the responsibility of the Adviser.

7. MANAGEMENT FEE.

(a) The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to the Fund pursuant to this Agreement, a management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The management fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to the Fund.

(e) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any such reductions made by the Adviser in its management fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the three year period from the date of the management fee reduction and/or expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such month (taking into account the reimbursement) will not cause the Fund to exceed the lesser of:  (1) the expense limitation in place at the time of the management fee reduction and/or expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon the Board of Trustees’ quarterly review and approval. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

8. NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS.

(a) The Adviser agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

(b) The Trust agrees to provide the Adviser such information about the Trust and the Fund as is necessary and appropriate for the Adviser to perform its services hereunder.  Such information includes, but is not limited to, the Trust’s Declaration of Trust and By-Laws and all compliance policies and procedures of the Trust.  The Trust agrees to provide to the Adviser promptly any amendment to the foregoing and, if any such amendment would materially affect the services to be provided by the Adviser hereunder, the Trust agrees to provide the amendment to the Adviser prior to its adoption by the Board of Trustees.

(c) The Trust represents and warrants that this Agreement has been authorized by the Board of Trustees and by shareholders in accordance with applicable law.

11. ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, and advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

(b) The Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser in contradiction of the Investment Policies.

(c) In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Trust’s employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement, and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13. TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Adviser shall not consult with any non-affiliated investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

14. TERM. This Agreement shall become effective at the time the Fund receives an affirmative vote of a majority of the outstanding voting securities of the Fund and shall continue for an initial term of two years thereafter, unless sooner terminated as hereinafter provided.  This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

15. RIGHT TO USE NAME.

(a) The Adviser warrants that the Fund’s name is not deceptive or misleading.  Any concern regarding copyright, trademark, or patent infringement with respect to the name used by the Fund shall be resolved by the Adviser.  The Adviser shall at all times have all rights in and to the Fund’s name, as listed on Schedule A hereto, or any name derived from using the name “CrossingBridge Advisors, LLC” or “CrossingBridge”.  The Fund shall have a license to use, but have no other rights in or to, the name “CrossingBridge” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with the Adviser.

(b) It is understood and hereby agreed that the name “Trust for Professional Managers” or “TPM” is the property of the Trust for trademark and all other purposes.  The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund, the Adviser shall promptly take all necessary and appropriate action to discontinue use of the Trust’s name and will  further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by  the Trust in writing prior to such use.

16. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act and rules and regulations thereunder.

17. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its directors, trustees, managers, members, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18. ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future. The Adviser further agrees to provide to the Trust and/or the Fund’s administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to the Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

20. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

21. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

22. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

TRUST FOR PROFESSIONAL MANAGERS on behalf its series listed on Schedule A	CROSSINGBRIDGE ADVISORS, LLC

By:	By:
Name: John P. Buckel	Name:
Title: President	Title:

SCHEDULE A

Series or Fund of Trust for Professional Managers	Annual Fee Rate as a Percentage of Average Daily Net Assets
CrossingBridge Long/Short Credit Fund	1.25%

CROSSINGBRIDGE ADVISORS, LLC

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

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E42099-S70190

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DETACH AND RETURN THIS PORTION ONLY

This proxy is solicited on behalf of the Fund's Board of Trustees, and the proposal has been unanimously approved by the Board of Trustees and recommended for approval by Fund shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

The Proxy Statement is available at www.proxyvote.com.

E42100-S70190

TRUS TRUST FOR PROFESSIONAL MANAGERS
CrossingBridge Long/Short Credit Fund

The undersigned holder of shares of the CrossingBridge Long/Short Credit Fund, a series of Trust for Professional Managers, hereby appoints John P. Buckel and Jennifer A. Lima, or any of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on May 7, 2018, at 10:00 a.m. Central time at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
USING THE ENCLOSED POSTAGE PAID RETURN ENVELOPE